UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2014

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PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-21296 (Commission File Number)	95-3759463 (IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA (Address of principal executive offices)	92806-2101 (Zip Code)

(714) 414-4000
Registrant’s telephone number, including area code

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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Shareholders of the Company was held on June 5, 2014. A total of 54,647,317 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 65% of the Company’s shares entitled to vote at the Annual Meeting as of April 7, 2014, the record date for the Annual Meeting. Of such shares, 41,173,780 shares were issued and outstanding shares of common stock, and 13,473,537 shares were underlying the Company’s Series B Convertible Preferred Stock (the “Series B Preferred”) and were voted by the holders of the Series B Preferred on an as-converted basis. The following matters were acted upon:

1. Election of Directors (Proposal 1)

At the Annual Meeting, Gary H. Schoenfeld and Frances P. Philip were elected by all shareholders as Class I Directors of the Company for three-year terms ending in 2017. Joshua Olshansky was elected as a Class I Director by the holders of the Series B Preferred for a three-year term ending in 2017.

Voting results from the Annual Meeting for the election of Directors are set forth below:

DIRECTORS ELECTED BY ALL SHAREHOLDERS	DIRECTOR CLASS	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Gary H. Schoenfeld	I	44,188,861	714,091	178,148	9,566,217
Frances P. Philip	I	41,099,412	3,731,262	250,426	9,566,217

DIRECTORS ELECTED BY THE SERIES B PREFERRED SHAREHOLDERS	DIRECTOR CLASS	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Joshua Olshansky	I	13,473,537	0	0	0

2. Appointment of Independent Registered Public Accounting Firm (Proposal 2)

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015.

Voting results from the Annual Meeting for Proposal 2 are set forth below:

PROPOSAL 2	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Total shares voted	53,626,739	731,631	288,947	0

3. Non-Binding (Advisory) Vote on Executive Compensation (Proposal 3)

The shareholders approved the Company’s Executive Compensation for its Named Executive Officers.

Voting results from the Annual Meeting for Proposal 3 are set forth below:

PROPOSAL 3	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Total shares voted	43,188,188	413,092	1,479,820	9,566,217

4. Amendment to the Amended and Restated Employee Stock Purchase Plan (Proposal 4)

The shareholders approved an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 400,000 shares.

Voting results from the Annual Meeting for Proposal 4 are set forth below:

PROPOSAL 4	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Total shares voted	44,669,115	232,606	179,379	9,566,217

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2014

PACIFIC SUNWEAR OF CALIFORNIA, INC.
/s/ CRAIG E. GOSSELIN
Craig E. Gosselin Sr. Vice President, General Counsel and Human Resources

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